UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 23, 2014
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Open Text Corporation
(Exact name of Registrant as specified in its charter)
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Canada	0-27544	98-0154400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
275 Frank Tompa Drive, Waterloo, Ontario, Canada N2L 0A1
(Address of principal executive offices)
(519) 888-7111
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
•Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
•Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
•Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
•Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition
The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”
On January 23, 2014, Open Text Corporation (the “Company”) issued a press release announcing its financial results for the quarter ended December 31, 2013. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 8.01.	Other Events.
The following information is filed pursuant to Item 8.01 "Other Events"
Stock Dividends
As of January 23, 2014 the Company's Board of Directors approved a two-for-one stock split of its outstanding common shares. The two-for-one stock split will be implemented by way of a stock dividend whereby shareholders will receive one common share for each common share held.
The record date for the stock dividend will be February 7, 2014 and the payment date will be February 18, 2014. OpenText’s common shares will be traded in accordance with the “due bill” procedures of the NASDAQ and the Toronto Stock Exchange from February 5, 2014 through February 18, 2014. This means any trades that are executed on the NASDAQ or the Toronto Stock Exchange during this period will be identified to ensure purchasers of OpenText’s common shares receive the entitlement to the stock dividend. OpenText’s common shares are expected to begin trading on a post-stock dividend basis on the NASDAQ and on the Toronto Stock Exchange on February 19, 2014. The due bill redemption date will be February 21, 2014.
As of January 22, 2014 there were 60,473,680 OpenText common shares outstanding. Adjusting for the stock split, there will be 120,947,360 OpenText common shares outstanding.
For more details relating to the Company's declaration of stock dividends, see a copy of the Company's press release filed as Exhibit 99.2 to this Form 8-K.
Cash Dividends
Pursuant to the Company's dividend policy, the Board of Directors of the Company has declared a dividend of $0.15 per common share (or $0.30 per common share on a pre stock split basis), payable on March 14, 2014, to the shareholders of the Company of record on February 25, 2014.
The declaration, payment and amount of any future dividends will be made pursuant to the Company's dividend policy and is subject to final determination each quarter by the Board of Directors in its discretion based on a number of factors that it deems relevant, including the Company's financial position, results of operations, available cash resources, cash requirements and alternative uses of cash that the Board of Directors may conclude would be in the best interest of the shareholders of the Company. Payment of dividends is also subject to relevant contractual limitations, including those in the Company's existing credit agreements. Accordingly, there can be no assurance that any future dividends will be equal or similar in amount to any dividends previously paid or that the Board of Directors will not decide to reduce, suspend or discontinue the payment of dividends in the future.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of financial results issued by Open Text Corporation on January 23, 2014
99.2	Press Release of Stock Dividends Declaration issued by Open Text Corporation on January 23, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION

January 23, 2014	By:	/s/ Paul McFeeters
Paul McFeeters Chief Financial Officer and Chief Administrative Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release of financial results issued by Open Text Corporation on January 23, 2014
99.2	Press Release of Stock Dividends Declaration issued by Open Text Corporation on January 23, 2014